AB Municipal Income Fund II

-AB Arizona Portfolio

Class A (Ticker: AAZAX); Class C (Ticker: AAZCX); Advisor Class (Ticker: AAZYX)

(the “Portfolio”)

Supplement dated March 20, 2025 to the Summary Prospectus and Prospectus (the “Prospectuses”) dated September 30, 2024, offering Class A, Class C, and Advisor Class shares of the Portfolio.

At a Special Meeting of Shareholders of the Portfolio held on March 19, 2025, shareholders, at the recommendation of the Board of Trustees of AB Municipal Income Fund II (the “Board”), approved a proposal to liquidate and terminate the Portfolio (the “Liquidation”). It is anticipated that the Portfolio will make its liquidating distribution or distributions on or shortly after May 22, 2025, subject to the satisfactory winding up of the Portfolio’s operations.

On November 8, 2024, the Portfolio suspended most sales of its shares and exchanges into the Portfolio, in anticipation of the Liquidation. In addition, the Board has approved a waiver of contingent deferred sales charges (“CDSCs”) upon redemption of the Portfolio’s shares. The CDSC waiver will also apply to redemptions of shares of other AB Mutual Funds that are acquired through exchange of the Portfolio’s shares on or after the date of this Supplement. The Portfolio reserves the right to change these policies at any time.

Shareholders may redeem shares of the Portfolio and may exchange shares of the Portfolio for shares of the same class of other AB Mutual Funds in the manner described in the Portfolio’s Prospectus until May 20, 2025. Shareholders should be aware that the Portfolio will begin to convert its assets to cash and/or cash equivalents approximately four weeks before the liquidating distributions are made to shareholders. The Portfolio will no longer pursue its stated investment objective or engage in any business activities, except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectus or Prospectuses for future reference.

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